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                                                                 Exhibit 4.1

COMMON SHARES

VYYO INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS
CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY

CUSIP 918458 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF VYYO INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

Dated: _______________________


      ________________________
      SECRETARY
      CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:


      _________________________
      EQUISERVE TRUST COMPANY, N.A.
      TRANSFER AGENT AND REGISTRAR


BY ____________________________
     AUTHORIZED SIGNATURE


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VYYO INC.

Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM         as tenants in common
        TEN ENT         as tenants by the entireties
        JT TEN          as joint tenants with right of
                        survivorship and not as tenants
                        in common

                      UNIF GIFT MIN ACT


 ......................... Custodian .........................
         (Cust)                                (Minor)


          under Uniform Gifts to Minors Act


 ..............................................................
                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________________

hereby sell, assign and transfer unto

______________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------------

In presence of X
              ------------------------------

NOTICE: X
       -------------------------------------


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.



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